SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): September 8, 2005



                        FINANCIAL INDUSTRIES CORPORATION
               (Exact name of Registrant as specified in charter)


        Texas                          0-4690                    74-2126975
(State or other jurisdiction  (Commission file number)       (I.R.S. employer
 of incorporation)                                           identification no.)



                      6500 River Place Blvd., Building One
                               Austin, Texas 78730
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (512) 404-5000


Former name or former address, if changed since last report - Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 4.01  Changes in Registrant's Certifying Accountant

On September 8, 2005, the Audit Committee of the Board of Directors of Financial Industries Corporation (the "Company") approved the appointment of Deloitte & Touche LLP ("Deloitte") as its new independent registered public accounting firm for the year ended December 31, 2004. Also, on September 8, 2005, the Audit
Committee dismissed PricewaterhouseCoopers LLP ("PwC") as the Company's independent registered public accounting firm, subject to completion of its procedures on the Financial Statements of the Company's three non-public employee benefit plans as of and for the year ended December 31, 2003.

On July 29, 2005, PwC completed its audit procedures on the financial statements of the Company for the year ended December 31, 2003, and the Company's Annual Report on Form 10-K was filed. As of the date of this filing, PwC has not yet completed its procedures related to the 2003 financial statements of the Company's three non-public employee benefit plans.

PwC's reports on the Company's consolidated financial statements for each of the years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended December 31, 2003 and 2002, and through September 8, 2005, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the financial statements of the Company for such years.

During the years ended December 31, 2003 and 2002, and through September 8, 2005, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) other than as noted in the balance of this paragraph. In its Form 10-K for the year ended December 31, 2003, which was filed with the SEC on July 29, 2005, the Company disclosed that, in the course of completing its financial statements as of and for the year ended December 31, 2003, management identified a significant number of material weaknesses in internal controls in several key areas that had resulted in material misstatement of financial results. These included twenty-one material weaknesses in the following areas: deferred policy acquisition costs; present value of future profits of acquired businesses; policy liabilities; investment accounting; consolidation process;

purchase accounting; financial reporting procedures and review process; and intercompany accounting. As a result of this review, and in consultation with PwC, the Company restated its audited consolidated financial statements for the years ended December 31, 2002 and 2001. PwC has advised the Company that the twenty-one material weaknesses in internal controls contributed to the restatement of the Company's financial statements for the years ended December 31, 2002 and 2001. Remediation efforts regarding such material weaknesses are described in Item 9A of the Company's Form 10-K for the year ended December 31, 2003.

The Company has provided PwC with a copy of this Form 8-K, and requested that PwC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing statements. A copy of PwC's letter dated September 14, 2005, is filed as Exhibit 16.1 to this Form 8-K.

During the years ended December 31, 2003 and 2002, and the subsequent interim period through September 8, 2005, the Company did not consult with Deloitte regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01     Financial Statements and Exhibits.

              Exhibits.

               16.1 - Letter of PricewaterhouseCoopers LLP regarding change in independent registered public accounting firm.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               FINANCIAL INDUSTRIES CORPORATION


Date: September 14, 2005                       By:  /s/ J. Bruce Boisture
                                                    ___________________________
                                                    J. Bruce Boisture
                                                    President and
                                                    Chief Executive Officer